UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2023 (January 30, 2023)

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 30, 2023, Synchrony Financial (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), to issue and sell $750,000,000 aggregate principal amount of 7.250% Subordinated Notes due 2033 (the “Notes”) in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-266264) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission.

The Notes are subordinated, unsecured obligations of the Company and will rank junior in right of payment to all of the Company’s senior obligations from time to time outstanding. Interest on the Notes will be payable semi-annually in arrears on February 2 and August 2 of each year, beginning on August 2, 2023. The Notes will mature on February 2, 2033. The Notes will be redeemable at the Company’s option, in whole or in part, from time to time, at any time on or after November 2, 2032 and in whole but not in part, at the Company’s option, at any time within 90 days following the occurrence of certain specified regulatory capital treatment events, in each case, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus any accrued and unpaid interest to, but not including, the date of redemption. Any redemption of the Notes will be subject to prior approval of the appropriate federal banking agency, to the extent such approval is then required. The Notes will be governed by an Indenture, dated as of February 2, 2023 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of February 2, 2023 (the “First Supplemental Indenture”), between the Company and the Trustee (as so supplemented, the “Indenture”).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 8.01 and into the Registration Statement. The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the text of Base Indenture which is filed as Exhibit 4.1 hereto, the text of the First Supplemental Indenture which is filed as Exhibit 4.2 hereto, and the form of the Notes, which is included in Exhibit 4.2 hereto, each of which is incorporated by reference into this Item 8.01 and into the Registration Statement.

A copy of the opinion of Sidley Austin LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated January 30, 2023, among Synchrony Financial and J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

4.1	Indenture, dated as of February 2, 2023, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	First Supplemental Indenture, dated as of February 2, 2023, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.3	Form of 7.250% Subordinated Notes due 2033 (included in Exhibit 4.2 hereto).

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: February 2, 2023

	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary